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June 20, 2006


Securities and Exchange Commission
100 F Street NE
Washington, DC 20549


Re: ML of New York Variable Annuity Separate Account D
    ML of New York IRA Annuity - Registration No. 333-98283
    ML of New York Investor Choice - IRA Series - Registration No. 333-119797


Commissioners:

ML Life Insurance Company of New York(the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended April 30, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

SEMI ANNUAL REPORT MAILINGS:
AIM Equity Funds - AIM Constellation Fund, SEC File No.:  811-01424
AIM Charter Fund, SEC File No.:  811-01424
AllianceBernstein Growth and Income Fund, Inc., SEC File No.: 811-00126 American Century Ultra Fund, SEC File No.: 811-00816
Eaton Vance Floating Rate Fund, SEC File No.:  811-04015
Fidelity Advisor Series VIII-Advisor Overseas Fund, SEC File No.: 811-03010 Federated Capital Appreciation Fund, SEC File No.: 811-04017
Federated Kaufmann Fund, SEC File No.:  811-04017
Lord Abbett Affiliated Fund, Inc., SEC File No.:  811-00005
Merrill Lynch Global Allocation Fund, Inc., SEC File No.:  811-05576
Merrill Lynch Large Cap Core Fund, SEC File No.:  811-09637
Merrill Lynch Large Cap Growth Fund, SEC File No.:  811-09637
Merrill Lynch Large Cap Value Fund, SEC File No.:  811-09637
Oppenheimer Quest for Value Funds - Opportunity Fund, SEC File No.: 811-05225 Pioneer High Yield Fund, SEC File No.: 811-09685
The Putnam Fund for Growth and Income, SEC File No.:  811-00781

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                     ML Life Insurance Company of New York
                            1300 Merrill Lynch Drive
                          Pennington, New Jersey 08534
                 Home Office: 222 Broadway, New York, New York